CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dana Brown, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of iCAD, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 30, 2025

/s/ Dana Brown
Dana Brown
Chief Executive Officer
(Principal Executive Officer)